                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-06671

                      SCUDDER GLOBAL HIGH INCOME FUND, INC.
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   Two International Place, Boston, MA 02110
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Global High Income Fund, Inc.

Annual Report to Stockholders

October 31, 2003

A non-diversified closed-end investment company seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities.

Scudder Global High Income Fund, Inc.

Investment Objectives and Policies

• seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities

Investment Characteristics

• a non-diversified closed-end investment company investing principally in a portfolio of global high income securities and, to a limited extent, emerging country equity securities

• a vehicle for international investment through participation in the economies of both developed and developing countries throughout the world

General Information

Executive Offices

Scudder Global High Income Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

Scudder Closed-end Fund Info Line (800) 349-4281

Web Site

www.ScudderGlobalHigh.com

or visit our Direct Link:

CEF.Scudder.com (Do not use www.)

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Willkie Farr & Gallagher

Custodian

Brown Brothers Harriman & Co.

Independent Auditors

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol - LBF

Contents

<Click Here> Portfolio Management Review

<Click Here> Investment Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Stockholder Meeting Results

<Click Here> Dividend Reinvestment and Cash Purchase Plan

<Click Here> Other Information

<Click Here> Investment Policy Changes

<Click Here> Directors and Officers

Net Asset Value

The fund's net asset value is listed in the following publications: The Wall Street Journal (Mondays) The New York Times Barron's

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

This report is sent to the stockholders of Scudder Global High Income Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Brett Diment discusses Scudder Global High Income Fund's strategy and the market environment during the 12-month period ended October 31, 2003.

Q: The emerging debt market performed very well over the past year. What factors do you believe led to this strong gain?

A: The market has been helped by both fundamental improvements and increased investor demand for higher-yielding assets. Looking first at fundamentals, a number of positive developments have encouraged investors to put money to work in emerging-markets bonds. First, global interest rates have been low, resulting in low cost-of-financing for emerging countries. Second, commodities prices have risen sharply, helping basic materials exporters such as Brazil and Russia. And third, we continued to see examples of countries - most notably Brazil - in which governments have been making meaningful reforms. In a low-interest-rate environment in which investors have been desperately seeking assets that can generate an attractive yield, these factors helped boost demand for emerging-markets debt among both individuals and institutions. Naturally, this huge inflow of cash was a positive for the market, as the bonds of every country in the benchmark delivered a gain for the period. As prices rose, yields fell: At the close of the period, the yield spread of the asset class versus Treasuries stood at 4.70%, compared with 8.62% one year ago.1

1 The "yield spread" is the difference in yield between an asset class or a security and comparable Treasuries. A large spread indicates yields substantially above those of Treasuries, which is typical of emerging-markets debt. This is generally indicative of a higher-risk environment. Similarly, a tighter spread, or a smaller difference in yield between an asset class or a security and comparable Treasuries, generally indicates investors perceive the market environment as less risky.

Q: How did the fund perform in this environment?

A: For the 12-month period ended October 31, 2003, the fund's cumulative return based on net asset value was 36.13% to close at $7.44 per share. The fund's total return based on its share price as listed on the New York Stock Exchange was 39.29%, ahead of the 31.20% return of the fund's benchmark, the J.P. Morgan Emerging Markets Bonds Plus Index.2

2 The J.P. Morgan Emerging Markets Bonds Plus Index is an unmanaged securities index of US dollar and other external, currency-denominated Brady bonds, loans, Eurobonds and local-market debt instruments traded in the emerging markets.

Q: What was the fund's broad positioning?

A: For much of the year, the fund had a relatively aggressive positioning given the positive backdrop for emerging debt. Recently, however, we began to take a more conservative posture. With yield spreads in many countries reaching historic lows - signifying that the high level of optimism in the market may already be largely factored into prices - we think the market is more vulnerable to event risk. We do not think this risk is likely to come from the emerging-debt market itself, given the strong (and improving) fundamentals and relatively low funding needs for the largest countries in the asset class.3 Instead, risk is likely to be external in nature. Possibilities include terrorist activity, slower growth in China and the chance that the stronger US economy will prompt the Federal Reserve to start raising interest rates sooner than expected.

3 Lower funding needs are a positive because it indicates the country's financial health is strong, and a lower supply of bonds is generally a positive for prices.

As a result, we have scaled back the portfolio's risk exposure. We have concentrated its overweights in relatively high-yielding countries with limited funding needs (such as Venezuela) and in countries with improving fundamentals (such as Bulgaria and Romania).4 In general, we have favored bonds in countries that display a limited correlation with the overall market. At the same time, we continued to underweight lower-tier countries in which we believe valuations have become too expensive and in which we expect increased issuance next year. These include Colombia, Peru and the Philippines.

4 "Overweight" means a fund holds a higher weighting in a given sector or country than the benchmark index and indicates a positive view on the security, sector or country in question. "Underweight" means a fund holds a lower weighting than the benchmark, indicating that the manager expects the asset in question to underperform the market as a whole.

Q: What is the fund's position with respect to leverage?

A: At the beginning of the fiscal year, the fund did not use leverage, but when we assumed management duties in October 2002, we began to employ this approach.5 We initially brought leverage up to the high teens, where it remained for essentially all of the year. In a strong period for emerging-markets debt, this proved helpful to fund performance. Around the beginning of August, however, we began to reduce leverage. By the close of the reporting period, leverage was on the low side at just under 8%. This reflected our desire to "take some money off the table" following the long run-up in the asset class.

5 "Leverage" refers to the use of borrowed money to buy securities. A position of "8%" leverage means that the fund's investments equaled 108% of its net assets.

Q: The fund has held a position in local-currency bonds, as opposed to those denominated in dollars. Why?

A: Since we have the option of buying bonds denominated in US dollars or investing in local currencies, we look for relative value between the two areas. Earlier in the year, we began building a position in local currency for two reasons. First, in many countries, dollar-denominated bonds had outperformed their local counterparts, so we believed we could find better values by making this shift. Second, we believed the dollar would weaken versus many emerging-markets currencies. This positioning proved helpful to performance when the dollar did indeed lose ground during the second half of the reporting period.

In addition, we continued to see value in many emerging-markets currencies. However, we have reduced the fund's position in this area given the appreciation we have already seen and our concurrent desire to reduce the portfolio's risk. At the close of the period, the fund held positions in Brazil, Russia and Turkey. It also held positions in Korea and Indonesia earlier in the period, but we have since closed these positions.

Q: How was the fund positioned in Latin America?

A: The fund is neutral in Brazil after having been overweight earlier in the period. We remain optimistic on the outlook for Brazil, as the economy is showing signs of recovering, exports are rising, and the country is becoming less reliant on external financing. Nevertheless, we scaled back our previously overweight position in the first part of 2003 on the belief that these changes, while positive, were fully reflected in prices. This move proved to be premature, however, and this detracted from performance in the second half of the period. We continue to favor exposure to the local currency over dollar-denominated debt.

An overweight in Argentina was a detractor from fund performance. The government is seeking to restructure the country's debt on terms unfavorable to investors, and this resulted in a negative reaction by the market. Our view differs from the consensus in that we believe the government will make a better offer to bondholders in 2004, which should lead to a rebound in the country's bond prices. Additionally, we believe the continued improvement in the health of Argentina's economy will ultimately be reflected in its bond market.

Elsewhere in the region, we are overweight in Venezuela. We believe the opposition party's push to recall President Hugo Chavez is causing the markets to focus on political turmoil rather than the country's continued willingness - and improving ability - to service its debt. The fund has a large underweight position in Colombia, where we are discouraged by the government's weak fiscal situation and the lack of progress being made on the reform front. The portfolio is also underweight in Uruguay, Peru and Panama and is overweight in peso-denominated bonds in Mexico. (As of October 31, 2003, the Fund sold its positions in Columbia, Peru and Panama.)

Q: The fund was underweight in Asia. Why?

A: We have been underweight in Asia for some time, for two reasons. Earlier in the year, we adopted this position due to the uncertainty as to how the SARS (severe acute respiratory syndrome) virus would affect the region's economies. Although that issue subsequently faded from investors' radar screens, we nonetheless maintained the underweight based on our view that better values were available elsewhere in the world. The fund is not overweight in any individual country in Asia, and it is underweight in the Philippines (where we are seeing a lack of expenditure control by the government in the run-up to next May's presidential election), and Malaysia. (As of October 31, 2003, the Fund sold its positions in Malaysia.)

Q: How was the fund positioned within the Europe, Middle East and Africa regions?

A: The fund remains overweight in Romania and Bulgaria. These countries, in fact, represent the two largest overweights in the portfolio. We hold a position in these countries because they are scheduled to join the European Union (EU) in 2007. In the past, countries that have joined the EU have seen their bond yields fall to converge with that of the larger entity. This has been the case with Poland and Hungary in anticipation of their accession in 2004, and with Spain, Italy and Greece before them. The fund's positions in Bulgaria and Romania hurt performance during the reporting period as both underperformed the benchmark (despite delivering strong absolute returns). However, we intend to keep the fund positioned to take advantage of what we believe will be an eventual decline in bond yields.

The fund also remains overweight in Russia. We established this position on the basis of several key factors: the country's disciplined fiscal policy, its rapidly declining debt ratios and its strong economic growth. During September, however, the CEO of the oil company Yukos - Mikhail Khodorkovsky - was arrested at gunpoint on various criminal charges. Most investors believe this is an isolated incident intended to send a message to other Russian oligarch groups. Although we continue to like the fundamentals in the Russian market, we reduced the fund's overweight position to reflect the risk of additional political turmoil.

Looking at the rest of the region, the fund is overweight in Ukraine and Turkey and underweight in Nigeria and South Africa. (As of October 31, 2003, the Fund sold its positions in South Africa.)

Q: Any final thoughts for investors?

A: The emerging bond markets have always been a source of high volatility, on the upside as well as the downside. Fortunately, the past 12 months were squarely in the "up" column. As we move into the new fiscal year, we remain positive on the improving fundamentals of the emerging-debt market. However, it is unlikely that the next 12 months will bring a repeat of this year's exceptional performance. We therefore encourage investors to maintain a focus on the potential long-term benefits of investing in this asset class, rather than the day-to-day movements of the markets.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Investment Summary as of October 31, 2003

Historical Information
	Total Return (%)
	Market Value		Net Asset Value(a)		Index(b)
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	8.51	-	6.82	-	7.23	-
One Year	39.29	39.29	36.13	36.13	31.20	31.20
Three Year	95.45	25.03	70.12	19.38	45.44	13.30
Five Year	81.93	12.71	140.81	19.22	110.28	16.03
Ten Year	81.44	6.14	83.40	6.25	196.54	11.48

Per Share Information and Returns
	Yearly periods ended October 31

	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
Net Asset Value ($)	13.41	11.20	15.61	13.11	5.45	5.77	6.10	5.66	5.98	7.44
Income Dividends ($)	1.51	1.53	1.50	1.50	1.50	.60	.60	.65	.75	.61
Capital Gains Distributions ($)	.36	.15	-	2.92	-	-	-	-	-	-
Total Return (%) (a)	-5.94	-3.46	55.81	14.03	-52.80	18.78	19.25	4.23	19.89	36.13

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
b The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments. The EMBI+ Index began on December 31, 1993. Prior index returns are based on the J.P. Morgan Emerging Markets Bond Index (EMBI). Index returns assume reinvested dividends, and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

On November 14, 1997, the Fund adopted its current name and investment policies. Prior to that date the Fund was known as The Latin America Dollar Income Fund, Inc. and its investment objective was to provide income and appreciation through investment in US dollar-denominated Latin American debt instruments. Performance prior to November 14, 1997 should not be considered representative of the present Fund. Since adopting its current objective, the cumulative return is 15.49%.

Past results are not necessarily indicative of future performance of the Fund.

Portfolio Summary as of October 31, 2003

Asset Allocation (Excludes Cash Equivalents)	10/31/03	10/31/02

Sovereign Bonds	98%	95%
Loan Participation	2%	5%
	100%	100%

Interest Rate Sensitivity (Excludes Cash Equivalents)	10/31/03	10/31/02

Fixed Rate Bonds	83%	90%
Floating Rate Bonds	17%	10%
	100%	100%

Geographical (Excludes Cash Equivalents)	10/31/03	10/31/02

Russia	21%	25%
Brazil	18%	20%
Bulgaria	9%	5%
Venezuela	9%	5%
Romania	6%	5%
El Salvador	5%	-
Ukraine	5%	5%
Turkey	4%	3%
United States	4%	5%
Argentina	3%	4%
Philippines	2%	-
Kazakhstan	2%	-
Mexico	2%	3%
Belize	2%	-
Ecuador	2%	1%
Algeria	2%	5%
Other	4%	14%
	100%	100%

Asset allocation and geographical diversification are subject to change.

Investment Portfolio as of October 31, 2003

	Principal Amount ($)(d)	Value ($)

Bonds 104.9%
Argentina 3.5%
Republic of Argentina:
Series BGL4, 11.0%, 10/9/2006*	680,000	181,900
7.0%, 3/18/2004* EUR	1,172,357	328,113
9.0%, 12/24/2004* EUR	1,738,392	483,760
9.0%, 5/24/2005* EUR	500,000	145,256
9.75%, 9/19/2027*	550,000	151,250
10.25%, 2/6/2049* EUR	613,550	167,182
11.375%, 3/15/2010*	2,530,000	689,425
12.0%, 9/19/2016* EUR	613,550	168,960
12.25%, 6/19/2018*	1,061,250	275,925
(Cost $2,623,984)		2,591,771
Belize 2.0%
Government of Belize, 9.75%, 6/12/2015 (Cost $1,482,000)	1,500,000	1,477,500

Brazil 18.9%
Federal Republic of Brazil:
10.0%, 8/7/2011	1,240,000	1,264,800
10.25%, 6/17/2013	3,000,000	3,090,000
Federative Republic of Brazil:
8.875%, 4/15/2024	4,800,000	4,056,000
10.125%, 5/15/2027	100,000	94,000
11.0%, 1/11/2012	2,140,000	2,289,800
C Bond, 8.0%, 4/15/2014	960,500	899,268
Floating Rate Bond, LIBOR plus .875%, 2.06%**, 4/15/2009	452,956	414,455
Floating Rate Debt Conversion Bond, LIBOR plus .875%, Series L, 2.06%**, 4/15/2012	2,200,000	1,857,625
(Cost $12,891,721)		13,965,948
Bulgaria 10.0%
Republic of Bulgaria, 8.25%, 1/15/2015 (b) (Cost $7,246,048)	6,500,000	7,393,750
Ecuador 1.7%
Republic of Ecuador, Step-up Coupon, 7.0%**, 8/15/2030 (Cost $1,221,271)	1,900,000	1,273,000
El Salvador 5.5%
Republic of El Salvador, 8.25%, 4/10/2032 (Cost $4,248,903)	4,300,000	4,095,750
Ivory Coast 0.2%
Ivory Coast, Collateralized Discount Bond, Series FRF, Step-up Coupon, 2.0%, 3/29/2018* (Cost $169,969) EUR	1,050,000	183,750
Kazakhstan 2.4%
Development Bank of Kazakhstan, 7.375%, 11/12/2013 (Cost $1,811,982)	1,850,000	1,811,983
Mexico 2.2%
Mexican Fixed Rate Bonds, Series M10, 10.5%, 7/14/2011 (Cost $1,551,056) MXP	15,500,000	1,613,716
Nigeria 0.5%
Nigeria Promissory Notes, Series RC, 5.092%, 1/5/2010 (Cost $335,084)	404,652	358,625
Philippines 2.6%
Republic of Philippines:
8.375%, 3/12/2009	320,000	332,800
9.0%, 2/15/2013	600,000	624,750
9.875%, 3/16/2010	900,000	994,500
(Cost $2,029,166)		1,952,050
Romania 6.4%
Republic of Romania, 8.5%, 5/8/2012 EUR	2,220,000	2,982,340
Romania, 10.625%, 6/27/2008 EUR	1,250,000	1,764,613
(Cost $4,279,058)		4,746,953
Russia 22.8%
Russian Federation:
12.75%, 6/24/2028 (b)	3,100,000	4,874,750
Step-up Coupon, 5.0%**, 3/31/2030 (b)	6,495,000	6,063,082
Russian Ministry of Finance:
Series VI, 3.0%, 5/14/2006	700,000	675,500
Series V, 3.0%, 5/14/2008	2,650,000	2,338,625
3.0%, 5/14/2011 (b)	3,800,000	2,905,100
(Cost $16,714,668)		16,857,057
Tunisia 0.1%
Banque Centrale de Tunisie, 8.25%, 9/19/2027 (Cost $59,501)	50,000	54,125
Turkey 4.5%
Republic of Turkey:
10.5%, 1/13/2008	400,000	458,000
11.0%, 1/14/2013	1,000,000	1,171,250
12.375%, 6/15/2009	1,400,000	1,732,500
(Cost $2,983,055)		3,361,750
Ukraine 5.3%
Republic of Ukraine, 11.0%, 3/15/2007 (b)	2,009,021	2,226,999
Government of Ukraine:
7.65%, 6/11/2013 (b)	1,250,000	1,239,062
10.0%, 3/15/2007 EUR	359,337	449,983
(Cost $3,769,322)		3,916,044
United States 4.0%
Pemex Project Funding Master Trust:
6.25%, 8/5/2013 EUR	1,700,000	1,941,582
6.625%, 4/4/2010 EUR	340,000	408,402
9.125%, 10/13/2010	500,000	588,125
(Cost $2,863,073)		2,938,109
Uruguay 1.4%
Republic of Uruguay:
PIK, 7.5%, 3/15/2015	900,000	697,500
7.875%, 1/15/2033	520,000	348,400
(Cost $1,028,591)		1,045,900
Venezuela 9.7%
Republic of Venezuela:
5.375%, 8/7/2010	2,200,000	1,628,000
10.75%, 9/19/2013	2,590,000	2,447,550
Series A, Collateralized Par Bond, 6.75%, 3/31/2020	1,500,000	1,291,875
Series DL, Floating Rate Debt Conversion Bond, LIBOR plus .875%, 1.87%**, 12/18/2007	1,928,623	1,783,977
(Cost $7,000,379)		7,151,402
Vietnam 1.2%
Socialist Republic of Vietnam, Series 18YR, 4.0%**, 3/14/2016 (Cost $871,073)	1,000,000	923,372
Total Bonds (Cost $75,179,904)		77,712,555

Loan Participation 1.6%
Algeria
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125%, 2.06%**, 3/4/2010 (Cost $1,190,954)	1,235,000	1,188,687

	Shares	Value ($)

Cash Equivalents 0.6%
Scudder Cash Management QP Trust, 1.07% (c) (Cost $413,682)	413,682	413,682

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $76,784,540) (a)	107.1	79,314,924
Other Assets and Liabilities, Net	(7.1)	(5,228,387)
Net Assets	100.0	74,086,537

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest.
** These securities are shown at their current rate as of October 31, 2003.
(a) The cost for federal income tax purposes was $76,784,672. At October 31, 2003, net unrealized appreciation for all securities based on tax cost was $2,530,252. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,350,474 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $820,222.
(b) Securities, or a portion thereof, subject to a financing transaction.
(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Principal amount stated in US dollars unless otherwise noted.

PIK: Denotes that all or a portion of the interest is paid in kind.

Currency Abbreviation
EUR	Euro
MXP	Mexican Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2003
Assets
Investments: Investments in securities, at value (cost $76,370,858)	$ 78,901,242
Investment in Scudder Cash Management QP Trust (cost $413,682)	413,682
Total investments in securities, at value (cost $76,784,540)	79,314,924
Cash	6,892
Receivable for investments sold	16,440,933
Interest receivable	1,278,673
Unrealized appreciation on forward currency exchange contracts	340,735
Receivable for closed forward currency exchange contracts	9,351
Total assets	97,391,508
Liabilities
Payable for investments purchased	1,818,745
Payable for financing transactions	20,932,565
Dividend payable	80,077
Unrealized depreciation on forward currency exchange contracts	247,880
Payable for closed forward currency exchange contracts	17,784
Accrued management fee	74,581
Other accrued expenses and payables	133,339
Total liabilities	23,304,971
Net assets, at value	$ 74,086,537
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(125,627)
Net unrealized appreciation (depreciation) on: Investments	2,530,384
Foreign currency related transactions	80,745
Accumulated net realized gain (loss)	(59,259,045)
Paid-in capital	130,860,080
Net assets, at value	$ 74,086,537
Net Asset Value
Net asset value per share ($74,086,537 / 9,952,619 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares authorized)	$ 7.44

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2003
Investment Income
Interest	$ 7,029,064
Interest - Scudder Cash Management QP Trust	53,225
Total income	7,082,289
Expenses: Management fee	835,836
Services to shareholders	42,112
Custodian and accounting fees	125,190
Auditing	116,200
Legal	58,529
Directors' fees and expenses	103,451
Reports to shareholders	88,039
Interest expense	171,042
Stock exchange listing fees	35,000
Other	10,960
Total expenses	1,586,359
Net investment income	5,495,930
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	13,781,832
Foreign currency related transactions	(925,689)
12,856,143
Net unrealized appreciation (depreciation) during the period on: Investments	2,152,986
Foreign currency related transactions	99,591
2,252,577
Net gain (loss) on investment transactions	15,108,720
Net increase (decrease) in net assets resulting from operations	$ 20,604,650

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended October 31, 2003
Cash Flows from Operating Activities
Investment income received	$ 6,259,650
Interest paid	(169,694)
Payment of expenses	(1,398,765)
Proceeds from sales and maturities of long-term investments	232,969,651
Purchases of investments of long-term investments	(237,289,638)
Net proceeds of short-term investments	(242,206)
Cash used for operating activities	128,998
Cash Flows from Financing Activities
Net increase (decrease) in financing transactions	5,877,305
Distributions paid (net of reinvestment of distributions)	(5,999,411)
Cash provided by financing activities	(122,106)
Increase (decrease) in cash	6,892
Cash at beginning of period	-
Cash at end of period	$ 6,892
Reconciliation of Net Increase (Decrease) in Net Assets from Operations to Cash Used for Operating Activities
Net increase (decrease) in net assets resulting from operations	20,604,650
Net (increase) decrease in cost of investments	(22,190,371)
Net (increase) decrease in net unrealized appreciation (depreciation) on investments	(2,152,986)
(Increase) decrease in interest receivable	(178,078)
(Increase) decrease in receivable for investments sold	4,174,927
(Increase) decrease in net unrealized appreciation (depreciation) on forward currency exchange contracts	(121,430)
Increase (decrease) in payable for closed forward currency exchange contracts	8,433
Increase (decrease) in payable for investments purchased	(34,047)
Increase (decrease) in accrued expenses	17,900
Cash used for operating activities	$ 128,998

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2003	2002
Operations: Net investment income	$ 5,495,930	$ 6,684,479
Net realized gain (loss) on investment transactions	12,856,143	3,730,581
Net unrealized appreciation (depreciation) on investment transactions during the period	2,252,577	224,833
Net increase (decrease) in net assets resulting from operations	20,604,650	10,639,893
Distributions to shareholders from net investment income	(6,069,005)	(7,404,956)
Reinvestment of distributions	80,810	-
Increase (decrease) in net assets	14,616,455	3,234,937
Net assets at beginning of period	59,470,082	56,235,145
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of ($125,627) and $100,426, respectively)	$ 74,086,537	$ 59,470,082
Other Information
Shares outstanding at beginning of period	9,939,539	9,939,539
Shares issued to shareholders in reinvestment of distributions	13,080	-
Shares outstanding at end of period	9,952,619	9,939,539

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended October 31,	2003	2002[c]	2001	2000	1999
Per Share Operating Performance
Net asset value, beginning of period	$ 5.98	$ 5.66	$ 6.10	$ 5.77	$ 5.45
Income from investment operations: Net investment income[a]	.55	.67	.77	.67	.51
Net realized and unrealized gain (loss) on investment transactions	1.52	.40	(.56)	.26	.41
Total from investment operations	2.07	1.07	.21	.93	.92
Less distributions from: Net investment income	(.61)	(.75)	(.65)	(.60)	(.60)
Total distributions	(.61)	(.75)	(.65)	(.60)	(.60)
Net asset value, end of period	$ 7.44	$ 5.98	$ 5.66	$ 6.10	$ 5.77
Market value, end of period	$ 7.10	$ 5.57	$ 5.32	$ 5.06	$ 4.75
Total Return
Per share net asset value (%)[b]	36.13	19.89	4.23	19.25	(18.78)
Per share market value (%)[b]	39.29	18.60	18.31	20.22	(22.49)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	74	59	56	61	57
Ratio of expenses (excluding interest) (%)	2.03	2.09	2.09	1.89	2.02
Ratio of expenses (%)	2.28	2.73	3.04	2.47	2.30
Ratio of net investment income (%)	7.89	10.87	12.50	10.77	9.06
Portfolio turnover rate (%)	306	740	781	317	323

a Based on average shares outstanding during the period.
b Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
c As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 11.01% to 10.87%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Global High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Financing Transactions. The Fund may enter into financing transactions consisting of a sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is included in interest expense on the Statement of Operations. The purchaser retains legal title and beneficial ownership of the securities and the Fund retains any accrued interest during the life of the transaction. If the counterparty to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

At October 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $59,259,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($35,713,000), October 31, 2007 ($16,251,000), and October 31, 2009 ($7,295,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (59,259,000)
Net unrealized appreciation (depreciation) on investments	$ 2,509,455

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2003	2002
Distributions from ordinary income*	$ 6,069,005	$ 7,404,956

* For tax purposes short-term capital gains distributions are considered ordinary income distributions. Included in the Fund's distributions from ordinary income is $761,000 in excess of investment company taxable income, which in accordance with applicable US tax law, is taxable to shareholders as ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes except when purchased in default.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in its custodian bank at October 31, 2003. Significant non-cash activity from market discount accretion and premium amortization in the amount of $657,405 has been excluded from the Statement of Cash Flows.

B. Purchases and Sales of Securities

During the year ended October 31, 2003, purchases and sales of investment securities (excluding short-term investments), aggregated $237,255,591 and $229,729,996, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"), the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.20% of the Fund's average daily net assets, computed and accrued daily and payable monthly. Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Manager, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. The Manager compensates DeAMIS out of the management fee it receives from the Fund.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent of the Fund. Effective January 15, 2003, pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2003, the amount charged to the Fund by SISC aggregated $27,112 of which $11,438 is unpaid at October 31, 2003.

Scudder Service Corporation ("SSC") also a subsidiary of the Manager, is the shareholder communications agent of the Fund. For the year ended October 31, 2003, the amount charged to the Fund by SSC aggregated $15,000, of which $1,250 is unpaid at October 31, 2003.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Effective April 1, 2003, SFAC has in turn entered into a sub-accounting agreement with State Street Bank and Trust Company to provide theses services. For the year ended October 31, 2003, the amount charged to the Fund by SFAC aggregated $63,046, of which $6,212 is unpaid at October 31, 2003.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Forward Foreign Currency Commitments

As of October 31, 2003, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation
USD	670,000	BRC	1,991,240	11/21/2003	$ 18,775
USD	670,000	RUB	21,641,000	11/19/2004	52,330
USD	760,000	RUB	24,092,000	10/27/2004	44,139
USD	1,656,275	ZAR	12,320,000	11/21/2003	125,682
EUR	11,189,000	USD	13,041,131	1/29/2004	99,809
Total unrealized appreciation					$ 340,735

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized (Depreciation)
ZAR	22,950,000	USD	3,129,425	11/21/2003	$ (190,049)
MXP	16,827,700	USD	1,499,469	11/21/2003	(25,060)
TRL	961,450,000,000	USD	637,228	11/21/2003	(3,097)
USD	670,000	TRL	961,450,000,000	11/21/2003	(29,674)
Total unrealized depreciation					$ (247,880)

As of October 31, 2003, the Fund had the following closed forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Receivable (Payable)
USD	670,000	CLP	440,525,000	11/21/2003
CLP	440,525,000	USD	679,351	11/21/2003	$ 9,351
INR	5,651,450,000	USD	652,216	11/21/2003
USD	670,000	INR	5,651,450,000	11/21/2003	(17,784)

Currency Abbreviations
ZAR	South African Rand	EUR	Euro
USD	US Dollar	RUB	Russian Rubles
TRL	Turkish Lira	MXP	Mexican Pesos
BRC	Brazilian Cruzeiros	CLP	Chilean Pesos
INR	Indian Rupees

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Financing Agreements

The Fund entered into financing agreements with third parties involving its holdings in foreign debt securities. At October 31, 2003, the Fund had outstanding financing agreements as follows:

Counterparty	Value of Assets Sold Under Agreement to Financing	Financing Liability	Weighted Average Maturity
UBS AG	$ 21,017,548	$ 20,932,565	31

The weighted average daily balance of financing agreements outstanding during the year ended October 31, 2003 was approximately $13,164,822. The weighted average interest rate was 1.26%. The maximum financing agreement liability outstanding during the year ended October 31, 2003 was $39,809,838.

G. Line of Credit

Effective April 11, 2003, the Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

H. Loan Participations/Assignments

The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Report of Independent Auditors

To the Board of Directors and the Shareholders of Scudder Global High Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global High Income Fund, Inc. (the "Fund") at October 31, 2003, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
December 23, 2003

Stockholder Meeting Results

The Annual Meeting of Stockholders of Scudder Global High Income Fund, Inc. (the "fund"), was held on July 9, 2003, at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the meeting, the following matter was voted upon by the stockholders (the resulting votes are presented below).

1. To elect three Directors of the fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified:

	Number of Votes:
Directors	For	Withheld
Robert J. Callander	8,506,602	197,046
Kenneth C. Froewiss	8,511,143	192,372
Richard T. Hale	8,503,136	200,379

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). Note that the fund's share price for purposes of the Plan is calculated net of due bills, if applicable.

Enrollment

Each stockholder of record must enroll in the Plan by instructing the Transfer Agent in writing. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Transfer Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send their voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder Global High Income Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Other Information

The Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. Under the supervision of the Board of Directors and pursuant to its Investment Advisory, Management and Administration Agreement with the fund, DeIM has allocated all of the fund's portfolio for management by its affiliate, Deutsche Asset Management Investment Services Limited ("DeAMIS"). Both DeIM and DeAMIS are part of Deutsche Asset Management. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., DeAMIS, Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities: Scudder New Asia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. In addition, DeAM manages open-end mutual funds which invest in domestic and international markets.

The Subadvisor

DeAMIS, located at One Appold Street, London, England, is the fund's subadvisor. Under DeIM's supervision, DeAMIS makes the fund's investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. The advisor compensates DeAMIS out of the management fee it receives from the fund.

Resignation of Nicholas Bratt

On September 2, 2003, the Board of Directors accepted the resignation of Nicholas Bratt as a Director, President and member of the Executive and Valuation Committees of the fund, effective August 21, 2003, and approved a decrease in the size of the Board to seven members. The Board then elected Richard T. Hale as President of the fund.

Change in Officer

Effective December 4, 2003, Judith Hannaway no longer serves as Vice President of the fund.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (Type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Investment Policy Changes

Listed below are certain changes in the investment policies of the fund which were approved by the fund's Board of Directors on December 17, 2003. (Terms used but not defined herein shall have the same meanings ascribed to them in the fund's prospectus.)

The following investment policies were deleted by the fund:

The Fund may lend securities in its portfolio representing up to 30% of its assets, taken at market value, to securities firms and financial institutions.

The Fund may invest in investment funds, other than those for which the Investment Manager serves as investment adviser and/or sponsor, that invest principally in securities in which the Fund is authorized to invest.

The following investment policies were adopted by the fund:

The Fund may lend securities in its portfolio representing up to 33 1/3 % of its assets, taken at market value, to securities firms and financial institutions.

The Fund may invest in investment funds that invest principally in securities in which the Fund is authorized to invest, including those for which the Investment Manager serves as investment adviser and/or sponsor provided that such investments are in accordance with the conditions made under the Securities and Exchange Commission's exemptive order to the legacy Deutsche Funds for a cash sweep vehicle.

Directors and Officers

The following table presents certain information regarding the Directors and Officers for Scudder Global High Income Fund, Inc. as of October 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. Each Director's term of office extends until the next stockholder's meeting called for the purpose of electing Directors in that class and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund. Each of the Directors also serves on the Boards of Scudder New Asia Fund, Inc., The Korea Fund, Inc., and The Brazil Fund, Inc., all of which are closed-end funds that are managed by Deutsche Asset Management.

Non-Interested Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Robert J. Callander (72) Director 1992-present	Retired; Vice Chairman, Chemical Banking Corporation; Directorships: Aramark Corporation (food service); Member, Council on Foreign Relations	4
Kenneth C. Froewiss (58) Director 2001-present	Clinical Professor of Finance, NYU Stern School of Business; Member, Finance Committee, Association for Asian Studies; prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	4
William H. Luers (74) Director 2001-present	President and Chief Executive Officer, United Nations Association of the United States of America; Directorships: Wickes Lumber Company (building materials), America Online Latin America (media communications), Rockefeller Brothers Fund (foundation), Appeal of Conscience Foundation; Member, Advisory Board, The Trust for Mutual Understanding	4
Ronaldo A. da Frota Nogueira (65) Director 1992-present	Director and Chief Executive Officer, IMF Editora Ltd. (financial publisher); Chairman of the Certification Committee and Director, APIMEC Nacional (Brazilian Association of Investment Professionals and Analysts); Member, Board of the Association of Certified International Investment Analysts (ACIIA).	4
Susan Kaufman Purcell (61) Director 1992-present	Vice President, Council of the Americas; Vice President, Americas Society; Directorships: Valero Energy Corporation; Freedom House; Foundation for Management Education in Central America; Member, Advisory Board, The Inter-American Foundation; Member, Council on Foreign Relations; Member, The Economic Club of New York.	4
Kesup Yun (58) Director 2001-present	Professor, College of Business Administration, Seoul National University, Seoul, Korea; prior thereto, Director, The Korea Liberalisation Fund, Inc. (U.K.) (1996-2000); Dean, College of Business Administration, Seoul National University (1999-2001); Visiting Professor, London Business School (1997-1998)	4

Interested Directors and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,2] (58) Chairman and Director 2002-present President 2003-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); Managing Director, Deutsche Investment Management Americas Inc. (2003 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
200
Brett Diment[2] (33) Vice President 2002-present	Managing Director of Deutsche Asset Management	n/a
Judith Hannaway (49) Vice President 1997-present	Managing Director of Deutsche Asset Management	n/a
Bruce A. Rosenblum[3] (43) Vice President and Assistant Secretary 2002-present	Director of Deutsche Asset Management (2002 to present); prior thereto, Vice President of Deutsche Asset Management (2000-2002); and partner with the law firm of Freedman, Levy, Kroll & Simonds	n/a
Charles A. Rizzo[4] (46) Treasurer 2002-present	Director of Deutsche Asset Management (April 2000 to present); formerly, Vice President and Department Head, BT Alex., Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Kate Sullivan D'Eramo[4] (46) Assistant Treasurer 2003-present	Director of Deutsche Asset Management	n/a
Salvatore Schiavone[4] (37) Assistant Treasurer 2003-present	Director of Deutsche Asset Management	n/a
Lucinda H. Stebbins[4] (57) Assistant Treasurer 2003-present	Director of Deutsche Asset Management	n/a
John Millette[4] (41) Secretary 1999-present	Director of Deutsche Asset Management	n/a
Caroline Pearson[4] (41) Assistant Secretary 1998-present	Managing Director of Deutsche Asset Management	n/a

1 As a result of their respective positions held with the Manager, these individuals are considered "interested persons" of the Manager within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
2 Address: One Appold Street, London EC2A 2UU, England
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts

ITEM 2.         CODE OF ETHICS.

As of the end of the period,  September 30, 2003, the Scudder Global High Income
Fund,  Inc.  has  adopted a code of ethics,  as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial  Officer.  A
copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors has determined that the Fund has at least one
"audit committee financial expert" serving on its audit committee: Mr. Robert J.
Callander, Mr. Kenneth C. Froewiss, and Mr. Kesop Yun. Each of these audit committee members is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section 2(a)(19) of the
Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), a Proxy
Voting Desktop Manual ("Manual"), and Proxy Voting Guidelines ("Guidelines") for
this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates, including the Fund's principal underwriter. The
Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund's custodian regarding proxies, considering the merits of each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor's general position on various proposals, such as:

o    Shareholder  Rights -- The advisor  generally votes against  proposals that restrict shareholder rights.

o    Corporate  Governance -- The advisor  generally votes for  confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o    Anti-Takeover  Matters -- The advisor  generally  votes for proposals  that require shareholder  ratification of poison pills or that request boards to redeem  poison pills,  and votes  "against" the adoption of poison pills if they are  submitted for  shareholder  ratification.  The advisor  generally votes for fair price proposals.

o    Routine  Matters -- The advisor  generally  votes for the  ratification  of auditors,  procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Global High Income Fund

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Global High Income Fund

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------

By:                                 /s/Charles A. Rizzo
                                    -----------------------------
                                    Charles A. Rizzo
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------